UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2015

ACELITY L.P. INC.
(Exact name of registrant as specified in its charter)

Guernsey	333-184233-14	98-1022387
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

12930 West Interstate 10 San Antonio, Texas 78249
(Address of principal executive offices)

Registrant's telephone number, including area code: (210) 524-9000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Acelity L.P. Inc. is reporting its financial results for the three and six months ended June 30, 2015. The report is attached hereto and incorporated herein by reference.
The information in this Item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information set forth in this Item will not be incorporated by reference into any registration statement filed by Acelity L.P. Inc., under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Acelity L.P. Inc. Second Quarter and First Half Financial Results for 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELITY L.P. INC. (REGISTRANT)

Date: July 29, 2015	By:	/s/ Brian Busenlehner
	Name:	Brian Busenlehner
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description
99.1	Acelity L.P. Inc. Second Quarter and First Half Financial Results for 2015